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                                  Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed registration statement on Form S-8 (File No. 33-70342).




                                                  ARTHUR ANDERSEN LLP


Las Vegas, Nevada
June 26, 1998





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